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                                                                  EXHIBIT (j)(1)

                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Funds Trust:

We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information dated August 1, 2003.

/s/KPMG LLP

Boston, Massachusetts
July 24, 2003